SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2008

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appoint of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendments to Material Compensatory Plans, Contracts or Agreements

On February 12, 2008, the Boards of Directors of Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company (the “Bank”) adopted resolutions:

1.	To freeze the Corporation’s Pension Plan by providing that no employees shall commence participation in the Pension Plan after March 31, 2008, and that compensation paid to and service completed by all Pension Plan participants after March 31, 2008 shall be disregarded in computing accrued benefits thereunder.

2.	To permit the Corporation, in its discretion, to make a special class of quarterly, immediately vested, nonforfeitable, non-matching contributions to the 401(k) Plan as a uniform percentage of each Plan participant’s Plan Compensation (as defined in the 401(k) Plan). The authorizing resolution calls these Special Contributions.

3.	To permit management of the Corporation, in its discretion, to determine the amounts of Special Contributions, if any, from time to time, up to 3% of employees’ base salary.

4.	To provide that the Board of Directors may designate individual officers of Bryn Mawr Trust Company from time to time to be eligible to participate in the Corporation’s Supplemental Executive Retirement Plan, or SERP.

5.	Designated additional participants for the SERP. As a result of the designations, Frederick C. Peters II, Robert J. Ricciardi, Alison E. Gers, Joseph G. Keefer, J. Duncan Smith, Matthew G. Waschull and four other executive officers will be eligible to participate in the SERP on April 1, 2008.

6.	To provide for a reduction in a participant’s accrued benefit under the SERP by an amount that is actuarially equivalent in value to the sum of all Special Contributions made to the 401(k) Plan on the participant’s behalf.

Item 7.01.	Regulation FD Disclosure.

On February 12, 2008, the Corporation issued a Press Release announcing that its Board of Directors approved amending and freezing the Bryn Mawr Bank Corporation Pension Plan as of March 31, 2008 and make certain adjustments to its 401(k) Plan. The Press Release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 12, 2008 announcing the Corporation’s plan to freeze its pension plan and make certain adjustments to its 401(k) plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President
and Chief Executive Officer

Date: February 12, 2008

EXHIBIT INDEX

Exhibit 99.1	Press Release dated February 12, 2008 announcing the Corporation’s plan to freeze its pension plan and make certain adjustments to its 401(k) plan.